SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 15, 1999

STRUCTURED PRODUCTS CORP. ON BEHALF OF

TIERSSM CORPORATE BOND-BACKED CERTIFICATES, SERIES APA 1997-8 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE               33-55860         13-3692801

(STATE OR OTHER        (COMMISSION      (IRS EMPLOYER
JURISDICTION OF        FILE             IDENTIFICATION
INCORPORATION OR       NUMBER)          NUMBER)
ORGANIZATION)

390 GREENWICH STREET, NEW YORK, NEW YORK             10013
----------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 783-6645.

 ROOM 33-130, 33RD FLOOR, SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
 ---------------------------------------------------------------------------
    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           NOT APPLICABLE.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           NOT APPLICABLE.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           NOT APPLICABLE.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           NOT APPLICABLE.

Item 5.    OTHER EVENTS.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           NOT APPLICABLE.

Item 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL  INFORMATION AND EXHIBITS.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  EXHIBITS.

          TRUSTEE'S REPORT WITH RESPECT TO THE AUGUST 15, 1999 DISTRIBUTION DATE FOR THE THE TIERS SERIES APA 1997-8.

           NOT APPLICABLE.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     STRUCTURED PRODUCTS CORP.

                                     By:/s/ TIMOTHY P. BEAULAC
                                        -------------------------------------
                                        Name: Timothy P. Beaulac
                                        Title:President and Finance Officer





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                                  EXHIBIT INDEX

EXHIBIT                                                                     PAGE

1.   Trustee's Report in respect of the August 15, 1999 Distribution         5
     Date













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